EXHIBIT 99.5
                                 ------------

                         The Class 1-A3A Cap Contract

                                LEHMAN BROTHERS


                                  Transaction


Date:                    31 October, 2006

To: IndyMac INDX Grantor Trust 2006-AR14 1-A3A c/o Deutsche Bank National Trust Company
                         1761 East St. Andrew Place,
                         Santa Ana, California 92705-4934,
                         Attention:  Trust Administration; IN06AE
                         Facsimile: (714) 656-2626


From:                    Lehman Brothers Special Financing Inc.
                         Mandy Lee - Confirmations Group
                         Facsimile: (+1) 646-885-9551 (United States of America)
                         Telephone: 212-526-9257

Ref. Numbers: Effort ID: N1108825 / Global Deal ID: 2724978


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Dear Sir or Madam:

The purpose of this communication is to set forth the terms and conditions of the interest rate transaction that has been entered into on the Trade Date referred to below (the "Transaction"), between Lehman Brothers Special Financing Inc. ("Party A") and Deutsche Bank National Trust Company, solely in its capacity as grantor trustee (the "Grantor Trustee") of the supplemental interest trust (the "Supplemental Interest Trust") created under the PSA (as defined herein) for IndyMac INDX Mortgage Loan Trust 2006-AR14, on behalf of IndyMac INDX Grantor Trust 2006-AR14 1-A3A, a grantor trust (the "Grantor Trust" or "Party B"). This communication constitutes a "Confirmation" as referred to in the ISDA Form specified below.

This Confirmation is subject to and incorporates the terms of the 1992 version of the preprinted multicurrency cross-border form of Master Agreement (the "ISDA Form") published by the International Swaps and Derivatives Association, Inc. ("ISDA"), but without regard to any modifications or elections that the parties may be entitled to make pursuant to a Schedule except as provided in the Additional Provisions paragraph herein. All provisions contained in, or incorporated by reference to, the ISDA Form shall govern this Confirmation except as expressly modified below. In addition, this Confirmation shall itself evidence a complete and binding agreement between you and us as to the terms and conditions of the Transaction to which this Confirmation relates.

Party A and Party B each represents that entering into the Transaction is authorized and does not violate any laws of its jurisdiction of organization or residence or the terms of any agreement to which it is a party and that, upon due execution and delivery of this Confirmation, it will constitute a legally valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable principles of bankruptcy and creditors' rights generally and to equitable principles of general application.



                    LEHMAN BROTHERS SPECIAL FINANCING INC.
                             LEHMAN BROTHERS INC.
                     745 SEVENTH AVENUE, NEW YORK NY 10019

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and the terms of this Confirmation, this Confirmation will govern. For the purpose of the Definitions, references herein to a "Transaction" shall be deemed to be references to a "Swap Transaction". Capitalized terms used herein not otherwise defined are given their meaning in the Prospectus Supplement dated as of October 30, 2006 for the IndyMac INDX Mortgage Loan Trust 2006-AR14 (the "Prospectus Supplement").

The terms of the particular Transaction to which this communication relates are as follows:

  General Terms:
      Trade Date:                                27 October, 2006

      Effective Date:                            31 October, 2006

      Termination Date:                          The earlier of (i) the Distribution Date following
                                                 the date on which the Current Class Certificate
                                                 Balance of the underlying Class 1-A3AU from the
                                                 IndyMac INDX Mortgage Loan Trust 2006-AR14 (the
                                                 "Underlying Class 1-A3AU Certificates") is reduced
                                                 to zero, or (ii) 25 November, 2046.

      Class Certificate Balance:                 As reported on Bloomberg Financial Services, Inc.
                                                 ("Bloomberg") for INDX 2006-AR14 for the Underlying
                                                 Class 1-A3AU Certificates, by entering Cusip 45668G
                                                 AU 6, <Mtge>, type "pdi4", <Go>. If Bloomberg fails
                                                 to publish the Class Certificate Balance of the
                                                 Underlying Class 1-A3AU Certificates for any
                                                 Calculation Period, the Class Certificate Balance
                                                 of the Underlying Class 1-A3AU Certificates shall
                                                 be provided by the Grantor Trustee to the
                                                 Calculation Agent pursuant to the Pooling and
                                                 Servicing Agreement dated as of October 1, 2006
                                                 among Deutsche Bank National Trust Company, as
                                                 grantor trustee, corridor trustee and supplemental
                                                 interest trustee, IndyMac F.S.B., as seller and
                                                 servicer, and IndyMac MBS, Inc., as depositor (the
                                                 "PSA").

      Notional Amount:                           USD 180,000,000 for the initial Calculation Period,
                                                 and for each Calculation Period thereafter, the
                                                 Current Class Certificate Balance of the Underlying
                                                 Class 1-A3AU Certificates.

  Floating Amounts I:

      Floating Amount I Payer:                   Party B

      Floating Amount I Payer Payment Dates:     The 25th calendar day of each month, from and
                                                 including 25 November, 2006 to and including the
                                                 Termination Date, subject to adjustment in
                                                 accordance with the Modified Following Business Day
                                                 Convention.


                            Effort ID: N1108825 / Global Deal ID: 2724978

                                             Page 2 of 6


      Floating Amount I:                         The sum of (i) from interest payments on the
                                                 Underlying Class 1-A3AU Certificates, accrued and
                                                 unpaid interest on the related Cap Deferred
                                                 Interest Amount and (ii) to the extent of principal
                                                 payments on the underlying Class 1-A3AU
                                                 Certificates, the related Cap Deferred Interest
                                                 Amount.

      Floating Rate Day Count Fraction:          Actual/360

      Reset Dates:                               The first day of each Calculation Period

  Floating Amounts II:

      Floating Amount II Payer:                  Party A

      Floating Amount II Payer Period End        The 25th calendar day of each month, from and
      Dates:                                     including 25 November, 2006 to and including the
                                                 Termination Date, subject to adjustment in
                                                 accordance with the Modified Following Business Day
                                                 Convention.

      Early Payment:                             One (1) Business Day preceding each Floating Rate
                                                 Payer Period End Date.

      Floating Amount II:                        The amount, if any, of Net Deferred Interest
                                                 allocated to the Underlying Class 1-A3AU
                                                 Certificates.

      Floating Rate Day Count Fraction:          Actual/360

      Reset Dates:                               The first day of each Calculation Period

  Business Days:                                 New York

   Miscellaneous:

      Calculation Agent:                         Party A

      Office:                                    For the purposes of this Transaction, Party A is
                                                 not a Multibranch Party, and Party B is not a
                                                 Multibranch Party.

      Transfer:                                  Notwithstanding Section 7 of the ISDA Form, Party A
                                                 may assign its rights and obligations under this
                                                 Transaction, in whole and not in part, to any
                                                 Affiliate of Holdings effective upon delivery to
                                                 Party B of the guarantee by Holdings, in favor of
                                                 Party B, of the obligations of such Affiliate.

      Governing Law:                             The laws of the State of New York (without
                                                 reference to choice of law doctrine).

      Termination Currency:                      USD


                            Effort ID: N1108825 / Global Deal ID: 2724978

  Additional Provisions:

         1. Payments on Early Termination. For the purpose of Section 6(e) of the ISDA Form, Loss and the Second Method will apply.

         2. Representations. Section 3 of the ISDA Form is hereby amended by adding the following additional subsections:

             (a) No Agency. It is entering into this Transaction as principal (and not as agent or in any other capacity, fiduciary or otherwise).

             (b) Eligible Contract Participant. It is an "eligible contract participant" as defined in the Commodity Futures Modernization Act of 2000.

             (c) No Reliance. In connection with the negotiation, entering into and execution of this Transaction, Party B acknowledges and agrees that: (i) Party A is acting for its own account and not as a fiduciary for, or financial or investment advisor to, Party B (or in any similar capacity) regardless of whether Party A provides Party B with market information or its views; (ii) Party B is not relying upon any communications (whether written or oral) from Party A as investment advice or as a recommendation to enter into this Transaction (other than the representations expressly set forth in the ISDA Form), it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction; (iii) Party B has not received from Party A any assurance or guarantee as to the expected results of this Transaction and understands the risks of the Transaction;
                  (iv) Party B has consulted with its own legal, regulatory, tax, business, investment, financial, and accounting advisors to the extent it has deemed necessary, and it has made its own independent investment, hedging, and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by Party A; and (v) Party B has determined based upon its own judgment and upon any advice received from its own professional advisors as it has deemed necessary to consult that entering into the Transaction is appropriate for such party in light of its financial capabilities and objectives.

             (d) Material Amendment. Party B represents that it will not enter into any amendments or other modification to the Prospectus Supplement or the PSA that would reasonably be expected to have an adverse effect on Party A without at least ten (10) Business Days' prior notice to Party A and the prior written consent of Party A. If Party B does enter into any such an amendment or modification without the prior written consent of Party A, it shall be an Additional Termination Event with respect to Party B.

         3. Netting of Payments. Subparagraph (ii) of Section 2(c) of the ISDA Form will not apply to any Transaction between the parties hereto.


                 Effort ID: N1108825 / Global Deal ID: 2724978

         4. Waiver of Trial By Jury. Insofar as is permitted by law, each party irrevocably waives any and all rights to trial by jury in any legal proceeding in connection with this Transaction, and acknowledges that this waiver is a material inducement to the other party's entering into this Transaction hereunder.

         5. Compliance with Regulation AB. Party A and Party B agree that the terms of the Item 1115 Agreement dated as of May 24, 2006 (the "Regulation AB Agreement"), among IndyMac Bank, F.S.B., IndyMac MBS, Inc., IndyMac ABS and Party A shall be incorporated by reference into this Confirmation so that Party B shall be an express third party beneficiary of the Regulation AB Agreement. A copy of the Regulation AB Agreement is attached hereto as Exhibit A.

         6. Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Confirmation is executed and delivered by Deutsche Bank National Trust Company ("Deutsche Bank"), not individually or personally but solely as the Grantor Trustee, in the exercise of the powers and authority conferred and vested in it, (b) the representations, undertakings and agreements herein made on the part of the Grantor Trust are made and intended not as personal representations, undertakings and agreements by Deutsche Bank but are made and intended for the purpose of binding only the Grantor Trust, (c) nothing herein contained shall be construed as creating any liability on Deutsche Bank, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties who are signatories to this Confirmation and by any person claiming by, through or under such parties and (d) under no circumstances shall Deutsche Bank be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Grantor Trust under this Confirmation.

         7.  Section 5(a)(vii)(2) of the ISDA Form will not apply to Party B.

         8. Credit Support Document: With respect to Party A, the Guarantee of Lehman Brothers Holdings Inc.

             Credit Support Provider: With respect to Party A, Lehman Brothers Holdings Inc.

Account for Payment to
Party A in USD:                    JPMorgan Chase Bank, New York
                                   ABA # 021000021
                                   A/C of Lehman Brothers Special Financing Inc.
                                   A/C # 066-143543

Account for Payment to
Party B in USD:                    Deutsche Bank Trust Company Americas
                                   ABA# 021001033
                                   Account# 01419663
                                   Account Name: NYLTD Funds Control/Stars West
                                   Ref: IndyMac INDX 2006-AR14 1-A3A Cap


                 Effort ID: N1108825 / Global Deal ID: 2724978

Please confirm your agreement with the foregoing by executing this Confirmation and returning such Confirmation, in its entirety, to us at facsimile number 646-885-9551 (United States of America), Attention:
Documentation.



Yours sincerely,                         Accepted and agreed to:

Lehman Brothers Special Financing Inc.   The Supplemental Interest Trust for
                                         IndyMac INDX Mortgage Loan Trust
                                         2006-AR14 on behalf of IndyMac INDX
                                         Grantor Trust 2006-AR14 1-A3A
                                         By:  Deutsche Bank National Trust
                                         Company not in its individual capacity
                                         but solely as Grantor Trustee


By: /s/ Anatoly Kozlov
    ----------------------------------
Name: Anatoly Kozlov                     By: /s/ Jennifer Hermansader
      --------------------------------       ----------------------------------
Title: Authorized Signatory              Name: Jennifer Hermansader
       -------------------------------         --------------------------------
                                         Title: Associate
                                                -------------------------------



                 Effort ID: N1108825 / Global Deal ID: 2724978